Exhibit 10.12

SUPPLEMENTAL GUARANTY

February 12, 2004

Bank One, NA, as Administrative Agentfor
the Banks

Ladies and Gentlemen:

        Reference is hereby made to (i) that certain Credit Agreement dated as of July 30, 2002, among M.D.C. Holdings, Inc., the banks from time to time parties thereto (the “Banks”), and Bank One, NA, as Administrative Agent (the “Administrative Agent”) for the Banks (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) and (ii) that certain Guaranty, dated as of July 30, 2002, executed and delivered by the Guarantors parties thereto in favor of the Administrative Agent, for the benefit of the Banks (as amended, restated, supplemented or otherwise modified from time to time including, without limitation that certain Supplemental Guaranty, dated as of September 29, 2003, executed and delivered by Richmond American Homes of Florida, LP, the “Guaranty”). Terms not defined herein which are defined in the Credit Agreement shall have for the purposes hereof the respective meanings provided therein.

        In accordance with Section 7.11 of the Credit Agreement and Paragraph 18 of the Guaranty, each of the undersigned, RICHMOND AMERICAN HOMES OF DELAWARE, INC., a Colorado corporation, RICHMOND AMERICAN HOMES OF ILLINOIS, INC., a Colorado corporation, RICHMOND AMERICAN HOMES OF NEW JERSEY, INC., a Colorado corporation, and RICHMOND AMERICAN HOMES OF PENNSYLVANIA, INC., a Colorado corporation, hereby elect to be a “Guarantor” for all purposes of the Credit Agreement and the Guaranty, respectively, effective from the date hereof.

        Without limiting the generality of the foregoing, each of the undersigned hereby agree to perform all the obligations of a Guarantor under, and to be bound in all respects by the terms of, the Guaranty, to the same extent and with the same force and effect as if each of the undersigned were a direct signatory thereto.

        This Supplemental Guaranty shall be construed in accordance with and governed by the internal laws of the State of Illinois (but otherwise without regard to the conflict of laws provisions).

        IN WITNESS WHEREOF, this Supplemental Guaranty has been duly executed by the undersigned as of the 12th day of February, 2004.

                                                                             RICHMOND AMERICAN HOMES OF DELAWARE, INC.

By: /s/ John J. Heaney ________________________________ Name: John J. Heaney Title: Vice President

RICHMOND AMERICAN HOMES OF ILLINOIS, INC.
By: /s/ John J. Heaney ________________________________ Name: John J. Heaney Title: Vice President

RICHMOND AMERICAN HOMES OF NEW JERSEY, INC.
By: /s/ John J. Heaney ________________________________ Name: John J. Heaney Title: Vice President

RICHMOND AMERICAN HOMES OF PENNSYLVANIA, INC.
By: /s/ John J. Heaney ________________________________ Name: John J. Heaney Title: Vice President

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